UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 7, 2015 (June 30, 2015)

TWINLAB CONSOLIDATED HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-55181	46-3951742
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

632 Broadway, Suite 201, New York, NY	10012
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 651-8500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Midcap Funding X Trust

As previously reported by Twinlab Consolidated Holdings, Inc. (the “Company”) in the Company’s (i) Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on January 28, 2015, (ii) Current Report on Form 8-K filed with the SEC on February 9, 2015, and (iii) Current Report on Form 8-K filed with the SEC on May 6, 2015, the Company and its direct and indirect wholly owned subsidiaries, Twinlab Consolidation Corporation (“TCC”), Twinlab Holdings, Inc. (“THI”), Twinlab Corporation (“Twinlab”), ISI Brands Inc. (“ISI”), NutraScience Labs, Inc. (f/k/a TCC CM Subco I, Inc.) (“NSL”) and NutraScience Labs IP Corporation (f/k/a TCC CM Subco II, Inc.) (“NSLIP” and with the Company, TCC, THI, Twinlab, ISI and NSL collectively, the “Twinlab Companies”), entered into a Credit and Security Agreement, dated January 22, 2015, with MidCap Financial Trust (“MidCap Trust”), with respect to which Credit and Security Agreement and all related agreements MidCap Trust immediately thereafter assigned all of its rights and interests to MidCap Funding X Trust (“MidCap”), an affiliate of MidCap Trust (as so assigned and subsequently amended by that certain Amendment No. 1 to Credit and Security Agreement and Limited Consent, dated as of February 4, 2015, that certain Amendment No. 2 to Credit Agreement and Limited Consent dated as of April 7, 2015, and that certain Amendment No. 3 to Credit and Security Agreement and Limited Consent dated as of April 30, 2015, the “Credit Agreement”). As previously reported in the Company’s Report on Form 10-Q filed with the SEC on May 14, 2015, the Company’s adjusted EBITDA (as defined in the Credit Agreement) as of March 31, 2015 was not in compliance with the Minimum Adjusted EBITDA (as defined in the Credit Agreement) covenants in the Credit Agreement.

On June 30, 2015, the Twinlab Companies and MidCap entered into an Amendment No. 4 to Credit and Security Agreement and Limited Waiver (the “MidCap Fourth Amendment”). Pursuant to the MidCap Fourth Amendment, MidCap provided a limited waiver of the Company’s failure to comply with the Minimum Adjusted EBITDA covenant as of March 31, 2015, and the Credit Agreement was amended such that Minimum Adjusted EBITDA covenants previously in place for the periods ending June 30, September 30 and December 31, 2015 were replaced with a new Minimum Adjusted EBITDA covenant of negative $700,000 for each of the months of July and August 2015. The Company was charged a modification fee of $100,000 fee for the MidCap Fourth Amendment.

On June 30, 2015, the Twinlab Companies and MidCap Funding entered into an Amendment No. 5 to Credit and Security Agreement and Limited Consent (the “MidCap Fifth Amendment”). Pursuant to the MidCap Fifth Amendment, MidCap provided its limited consent to Twinlab’s entry into the First Essex Lease and the Second Essex Lease (as such terms are defined and described in Item 2.01 below), which consent included MidCap’s agreement to release its liens on the equipment subject to such Leases, and the Credit Agreement was amended to reflect within its definitions and applicable covenants these Leases as well as the Amended Note (as defined below) with Nutricap Labs, LLC (“Nutricap”). No fee was associated with the Fifth MidCap Amendment.

The foregoing descriptions of the MidCap Fourth Amendment and the MidCap Fifth Amendment are qualified in its entirety by reference to the full text of such documents, which documents are exhibits to this Report.

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Penta Mezzanine SBIC Fund I, L.P.

On June 30, 2015, the Company and Penta Mezzanine SBIC Fund I, L.P., a Delaware limited partnership (“Penta”), entered into a Stock Purchase Agreement (the “Penta SPA”). Pursuant to the Penta SPA, the Company sold 807,018 shares of the Company’s common stock, par value $0.001 per share (“Common Stock”), at $0.76 per share or an aggregate price of $613,333.00. Penta delivered to the Company the purchase price for the shares in the form of Penta’s irrevocable agreement to accept the shares issued by the Company pursuant to the Penta SPA in lieu of $613,333.00 worth of periodic payments otherwise due Penta under that certain Initial Note, dated November 13, 2014, as amended, and that certain Deferred Draw Note, dated February 1, 2015, each by and between Penta on the one hand and the Company and its subsidiaries on the other hand (the Initial Note and the Deferred Draw Note collectively, the “Penta Notes”). The purchase price for the 807,018 shares of Common Stock sold to Penta equals six (6) months of interest payments due Penta under the Penta Notes for the period beginning on May 1, 2015 and ending on October 31, 2015.

The Penta SPA also provided for the issuance to Penta of a warrant to purchase shares of Common Stock (the “Penta Warrant”). Pursuant to the Penta Warrant, Penta has the right to acquire an aggregate 807,018 shares of Common Stock at a price of $0.01 per share at any time prior to the close of business on June 30, 2020. In addition to adjustments on terms and conditions customary for a transaction of this nature in the event of (i) reorganization, recapitalization, stock split-up, combination of shares, mergers, consolidations and (ii) sale of all or substantially all of the Company’s assets or property, the number of shares of Common Stock issuable pursuant to the Penta Warrant shall be adjusted as follows: In the event that 50% of the Fair Market Value (as defined in the Penta Warrant) of the Common Stock (i) in a private placement by the Company completed prior to December 18, 2018 (but excluding certain specified placements), (ii) as of December 31, 2018, or (iii) on the date of any partial or whole exercise of the Penta Warrant prior to December 31, 2018, is less than $0.385 per share, then in each case the existing Current Holder’s Equity Interest (as defined in the Penta Warrant) applicable to the Penta Warrant at such time (or in the case of a partial exercise, then with respect to the number of shares so exercised) shall increase (but not decrease) to a new Current Holder’s Equity Interest pursuant to the following formula: New Holder’s Equity Interest = [(2 x Existing Current Holder’s Equity Interest) x ($0.385 ÷ 50% of FMV)] – Existing Current Holder’s Equity Interest.

The Company granted Penta certain registration rights, commencing October 1, 2015, for the shares of Common Stock issuable upon exercise of the Penta Warrant.

The foregoing descriptions of the (i) Penta SPA and (ii) Penta Warrant are qualified in their entirety by reference to the full text of such documents, which documents are exhibits to this Report. The foregoing description of the Penta Notes is qualified in its entirety by reference to the full text of such documents, which documents were filed as exhibits to and/or described in the Company’s Current Reports on Form 8-K listed in the following paragraph.

As previously reported in the Company’s (i) Current Report on Form 8-K filed with the SEC on November 18, 2014, (ii) Current Report on Form 8-K filed with the SEC on January 28, 2015, (iii) Current Report on Form 8-K filed with the SEC on February 9, 2015, and (iv) Current Report on Form 8-K filed with the SEC on May 6, 2015, the Twinlab Companies entered into a Note and Warrant Purchase Agreement, dated as of November 13, 2014, as amended by the First Amendment to Note and Warrant Purchase Agreement, Consent and Joinder dated as of January 22, 2015, as further amended by the Second Amendment to Note and Warrant Purchase Agreement and Consent dated as of February 4, 2015, and as further amended by the Third Amendment to Note and Warrant Purchase Agreement and Consent dated as of April 30, 2015 (as so amended, the “Penta NWPA”), with Penta.

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On June 30, 2015, the Twinlab Companies and Penta entered into a Fourth Amendment to Note and Warrant Agreement, Limited Consent and Limited Waiver (the “Fourth Penta Amendment”). Pursuant to the Fourth Penta Amendment, (i) Penta provided a limited consent to the conversion of interest payments under the Penta Notes into Common Stock and the Penta Warrant pursuant to the Penta SPA; (ii) Penta provided a limited consent to the First Essex Lease and the Second Essex Lease, which consent included Penta’s agreement to release its liens on the equipment subject to such leases, (iii) Penta provided a limited waiver of the Company’s failure to comply with the Minimum Adjusted EBITDA (as defined in the Penta NWPA) covenant of the Penta NWPA as of March 31, 2015 and (iv) the Penta NWPA was amended to reflect the same changes to the Minimum Adjusted EBITDA covenants as were agreed upon in the MidCap Fourth Amendment and also to incorporate into its definitions and applicable covenants the First Essex Lease, the Second Essex Lease and the Amended Note.

The foregoing description of the Fourth Penta Amendment is qualified in its entirety by reference to the full text of such document, which document is an exhibit to this Report.

JL-BBNC Mezz Utah, LLC

On June 30, 2015 the Company and JL-BBNC Mezz Utah, LLC, an Alaska limited liability company (“JL”), entered into a Stock Purchase Agreement (the “JL SPA”). Pursuant to the JL SPA, the Company sold 403,509 shares of Common Stock at $0.76 per share or an aggregate price of $306,667.00. JL delivered to the Company the purchase price for the shares in the form of JL’s irrevocable agreement to accept the shares issued by the Company pursuant to the JL SPA in lieu of $306,667.00 worth of periodic payments otherwise due JL under that certain Note, dated January 22, 2015, as amended, by JL on the one hand and the Company and its subsidiaries on the other hand (the “JL Note”). The purchase price for the shares sold to JL equals six (6) months of interest payments due JL under the JL Note for the period beginning on May 1, 2015 and ending on October 31, 2015.

The JL SPA also provided for the issuance to JL of a warrant to purchase shares of Common Stock (the “JL Warrant”). Pursuant to the JL Warrant, JL has the right to acquire an aggregate 403,509 shares of Common Stock at a price of $0.01 per share at any time prior to the close of business on June 30, 2020. In addition to adjustments on terms and conditions customary for a transaction of this nature in the event of (i) reorganization, recapitalization, stock split-up, combination of shares, mergers, consolidations and (ii) sale of all or substantially all of the Company’s assets or property, the number of shares of Common Stock issuable pursuant to the JL Warrant shall be adjusted as follows: In the event that 50% of the Fair Market Value (as defined in the JL Warrant) of the Common Stock (i) in a private placement by the Company completed prior to December 18, 2018 (but excluding certain specified placements), (ii) as of December 31, 2018, or (iii) on the date of any partial or whole exercise of the JL Warrant prior to December 31, 2018, is less than $0.385 per share, then in each case the existing Current Holder’s Equity Interest (as defined in the JL Warrant) applicable to the JL Warrant at such time (or in the case of a partial exercise, then with respect to the number of shares so exercised) shall increase (but not decrease) to a new Current Holder’s Equity Interest pursuant to the following formula: New Holder’s Equity Interest = [(2 x Existing Current Holder’s Equity Interest) x ($0.385 ÷ 50% of FMV)] – Existing Current Holder’s Equity Interest.

The Company granted JL certain registration rights, commencing October 1, 2015, for the shares of Common Stock issuable upon exercise of the JL Warrant.

The foregoing descriptions of the (i) JL SPA and (ii) JL Warrant are qualified in their entirety by reference to the full text of such documents, which documents are exhibits to this Report. The foregoing description of the JL Note is qualified in its entirety by reference to the full text of such document, which document was filed as an exhibit to and/or described in the Company’s Current Reports on Form 8-K listed in the following paragraph.

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As previously reported in the Company’s (i) Current Report on Form 8-K filed with the SEC on January 28, 2015, (ii) Current Report on Form 8-K filed with the SEC on February 9, 2015, and (iii) Current Report on Form 8-K filed with the SEC on May 6, 2015, the Twinlab Companies entered into a Note and Warrant Purchase Agreement, dated as of January 22, 2015, as amended by the First Amendment to Note and Warrant Purchase Agreement and Consent dated as of February 4, 2015 and as further amended by the Second Amendment to Note and Warrant Purchase Agreement and Consent dated as of April 30, 2015 (as so amended, the “JL NWPA”), with JL.

On June 30, 2015, the Twinlab Companies and JL entered into a Third Amendment to Note and Warrant Agreement, Limited Consent and Limited Waiver (the “Third JL Amendment”). Pursuant to the Third JL Amendment, (i) JL provided a limited consent to the conversion of interest payments under the JL Note into Common Stock and the JL Warrant pursuant to the JL SPA; (ii) JL provided a limited consent to the First Essex Lease and the Second Essex Lease, which consent included JL’s agreement to release its liens on the equipment subject to such leases, (iii) JL provided a limited waiver of the Company’s failure to comply with the Minimum Adjusted EBITDA (as defined in the JL NWPA) covenant of the JL NWPA as of March 31, 2015 and (iv) the JL NWPA was amended to reflect the same changes to the Minimum Adjusted EBITDA covenants as were agreed upon in the MidCap Fourth Amendment and also to incorporate into its definitions and applicable covenants the First Essex Lease, the Second Essex Lease and the Amended Note.

The foregoing description of the Third JL Amendment is qualified in its entirety by reference to the full text of such document, which document is an exhibit to this Report.

Nutricap First Promissory Note

As previously reported in the Company’s Current Report on Form 8-K filed with the SEC on February 9, 2015, when NSL completed the acquisition of certain assets of Nutricap and certain of its affiliates, NSL delivered, in partial payment of the purchase price associated therewith, that certain Unsecured Promissory Note, dated February 6, 2015, in the amount of $2,500,000 payable to Nutricap (the “First Promissory Note”), which also provided for a late payment fee of $250,000 if not paid on or before the sixty (60) day maturity date thereof. The First Promissory Note remained unpaid at the original maturity date, and on June 30, 2015, NSL entered into an Amended and Restated Promissory Note (the “Amended Note”) with Nutricap in the original principal amount of $2,750,000 (representing the original principal amount of the First Promissory Note plus the late fee), with a maturity date of January 1, 2016. Until maturity, the Amended Note requires monthly payments of principal (based on a 36 month amortization schedule) and interest (at a rate of eight and a half percent (8.5%) per year), collectively totaling monthly payments of $86,810.73.

As a condition to the extension provided in the Amended Note, Nutricap required that payment under the Amended Note be guaranteed by NSL’s parent, TCC, and also, jointly and severally, by Essex Capital Corporation, a California corporation (“Essex”), and its owner Ralph Iannelli (“Iannelli”). Accordingly, on June 30, 2015, TCC entered into a Payment Guaranty with Nutricap (the “TCC Guaranty”), and Essex and Ralph Iannelli, jointly and severally, entered into a Payment Guaranty with Nutricap (the “Essex Guaranty”), with both the TCC Guaranty and the Essex Guaranty guaranteeing payment in full to Nutricap of all amounts as and when due by NSL under the Amended Note, including payment in full of all amounts due and owning upon maturity, as well as any costs of enforcement incurred by Nutricap in connection therewith.

The foregoing descriptions of the (i) Amended Note and (ii) TCC Guaranty are qualified in their entirety by reference to the full text of such documents, which documents are exhibits to this Report. The foregoing description of the First Promissory Note is qualified in its entirety by reference to the full text of such document, which document was filed as an exhibit to the Company’s Current Report on Form 8-K filed with the SEC on February 9, 2015.

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Item 2.01 Completion of Acquisition or Disposition of Assets.

On June 30, 2015, Twinlab entered into a Bill of Sale with Essex (the “Bill of Sale”) pursuant to which Twinlab sold certain machinery and equipment associated with Twinlab’s manufacturing operations in American Fork, Utah to Essex for an aggregate purchase price of $2,900,000.00 in exchange for (i) Essex’s agreement to enter into the Essex Guaranty described in Item 1.01 above, and (ii) Essex’s agreement, in addition to simply providing the Essex Guaranty, to in fact make all payments to Nutricap as and when due under the Amended Note, including payment in full of all amounts due and owing at maturity thereof.

On the same date, Twinlab leased the same machinery and equipment back from Essex, pursuant to two 36-month commercial lease agreements requiring monthly lease payments by Twinlab of $89,381.72 (the “First Essex Lease”) and $4,875.37 (the “Second Essex Lease”), respectively. The aggregate amount to be paid by Twinlab under the First Essex Lease and the Second Essex Lease is approximately $3,393,255.00. Both the First Essex Lease and the Second Essex Lease give Twinlab the option to extend the lease, return the equipment, or buy the equipment for 15% of the original purchase price at the end of the initial term. In the event that Essex fails to make payments to Nutricap as and when due under the Amended Note, and following any applicable notice and cure period, either NSL or TCC is thereafter required to and does make payment to Nutricap under the Amended Note, a dollar-for-dollar offset will be provided to Twinlab under the First Essex Lease first, and then, if applicable, under the Second Essex Lease.

As additional consideration for Essex providing the Essex Guaranty to Nutricap and agreeing under the Bill of Sale to make all payments to Nutricap as and when due under the Amended Note, Essex was issued a warrant exercisable for an aggregate of 1,428,571 shares of Common Stock, at a per share purchase price of $0.77, at any time prior to the close of business on June 30, 2020 (the “Essex Warrant”). The number of shares issuable upon exercise of the Essex Warrant is subject to adjustment on terms and conditions customary for a transaction of this nature in the event of (i) reorganization, recapitalization, stock split-up, combination of shares, mergers, consolidations and (ii) sale of all or substantially all of the Company’s assets or property.

The foregoing descriptions of the (i) Bill of Sale, (ii) First Essex Lease, (iii) Second Essex Lease and (iv) Essex Warrant are qualified in their entirety by reference to the full text of such documents, which documents are exhibits to this Report.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

(a)                The information set forth in Items 1.01 and 2.01 is hereby incorporated by reference in answer to Item 2.03(a).

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Items 1.01 and 2.01, respectively, regarding the (i) Penta SPA, (ii) JL SPA and (iii) Essex Warrant is hereby incorporated by reference in answer to Item 3.02.

The Company issued the above-referenced (i) shares of Common Stock and (ii) Warrants, as the case may be, to (a) Penta and Essex in reliance upon the exemption from registration under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), for private offerings not involving a public distribution and (b) to JL in reliance on Rule 506 of Regulation D under the Securities Act. The Company believes that the issuance and sale of the shares of (i) Common Stock and (ii) Warrants, as the case may be, were exempt from the registration and prospectus delivery requirements of the Securities Act by virtue of Section 4(a)(2) of the Securities Act or Rule 506 of Regulation D under the Securities Act. The shares or Warrants, as the case may be, were issued directly by the Company and did not involve a public offering or general solicitation. Each purchaser was afforded an opportunity for effective access to the files and records of the Company that contained the relevant information needed to make its investment decision, including the Company’s financial statements and periodic reports under the Securities Exchange Act of 1934, as amended. The Company reasonably believed that each purchaser, immediately prior to the issuance of the above-referenced shares, had such knowledge and experience in the Company’s financial and business matters that it was capable of evaluating the merits and risks of its investment. Each purchaser had the opportunity to speak with the Company’s management on several occasions prior to its investment decision. There were no commissions paid on the issuance of the above-referenced shares or Warrants, as the case may be.

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Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit 10.66	Amendment No. 4 to Credit and Security Agreement and Limited Waiver, dated as of June 30, 2015, by and among Twinlab Consolidated Holdings, Inc., Twinlab Consolidation Corporation, Twinlab Holdings, Inc., ISI Brands Inc., Twinlab Corporation, NutraScience Labs, Inc., NutraScience Labs IP Corporation and MidCap Funding X Trust.
Exhibit 10.67	Amendment No. 5 to Credit and Security Agreement and Limited Waiver, dated as of June 30, 2015, by and among Twinlab Consolidated Holdings, Inc., Twinlab Consolidation Corporation, Twinlab Holdings, Inc., ISI Brands Inc., Twinlab Corporation, NutraScience Labs, Inc., NutraScience Labs IP Corporation and MidCap Funding X Trust.
Exhibit 10.68	Stock Purchase Agreement, dated as of June 30, 2015, by and between Twinlab Consolidated Holdings, Inc. and Penta Mezzanine SBIC Fund I, L.P.
Exhibit 10.69	Warrant, dated June 30, 2015, by and between Twinlab Consolidated Holdings, Inc. and Penta Mezzanine SBIC Fund I, L.P.
Exhibit 10.70	Fourth Amendment to Note and Warrant Purchase Agreement, Limited Consent and Limited Waiver, dated as of June 30, 2015, by and between Twinlab Consolidated Holdings, Inc., Twinlab Consolidation Corporation, Twinlab Holdings, Inc., ISI Brands Inc., Twinlab Corporation, NutraScience Labs, Inc., NutraScience Labs IP Corporation and Penta Mezzanine SBIC Fund I, L.P.
Exhibit 10.71	Stock Purchase Agreement, dated as of June 30, 2015, by and between Twinlab Consolidated Holdings, Inc. and JL-BBNC Mezz Utah, LLC.
Exhibit 10.72	Warrant, dated June 30, 2015, by and between Twinlab Consolidated Holdings, Inc. and JL-BBNC Mezz Utah, LLC.
Exhibit 10.73	Third Amendment to Note and Warrant Purchase Agreement, Limited Consent and Limited Waiver, dated as of June 30, 2015, by and between Twinlab Consolidated Holdings, Inc., Twinlab Consolidation Corporation, Twinlab Holdings, Inc., ISI Brands Inc., Twinlab Corporation, NutraScience Labs, Inc., NutraScience Labs IP Corporation and JL-BBNC Mezz Utah LLC.
Exhibit 10.74	Amended and Restated Unsecured Promissory Note, dated June 30, 2015, payable by NutraScience Labs, Inc. to Nutricap Labs, LLC.
Exhibit 10.75	Payment Guaranty, made as of June 30, 2015, by Twinlab Consolidation Corporation to and for the benefit of Nutricap Labs, LLC.
Exhibit 10.76	Bill of Sale, dated June 30, 2015, by Twinlab Corporation to Essex Capital Corporation.
Exhibit 10.77	Commercial Lease Agreement, dated June 30, 2015, by and between Essex Capital Corporation and Twinlab Corporation.
Exhibit 10.78	Commercial Lease Agreement, dated June 30, 2015, by and between Essex Capital Corporation and Twinlab Corporation.
Exhibit 10.79	Warrant, dated June 30, 2015, by and between Twinlab Consolidated Holdings, Inc. and Essex Capital Corporation.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 7, 2015	TWINLAB CONSOLIDATED HOLDINGS, INC.

	By:	/s/ Thomas A. Tolworthy
Thomas A. Tolworthy
President and Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Description
Exhibit 10.66	Amendment No. 4 to Credit and Security Agreement and Limited Waiver, dated as of June 30, 2015, by and among Twinlab Consolidated Holdings, Inc., Twinlab Consolidation Corporation, Twinlab Holdings, Inc., ISI Brands Inc., Twinlab Corporation, NutraScience Labs, Inc., NutraScience Labs IP Corporation and MidCap Funding X Trust.
Exhibit 10.67	Amendment No. 5 to Credit and Security Agreement and Limited Waiver, dated as of June 30, 2015, by and among Twinlab Consolidated Holdings, Inc., Twinlab Consolidation Corporation, Twinlab Holdings, Inc., ISI Brands Inc., Twinlab Corporation, NutraScience Labs, Inc., NutraScience Labs IP Corporation and MidCap Funding X Trust.
Exhibit 10.68	Stock Purchase Agreement, dated as of June 30, 2015, by and between Twinlab Consolidated Holdings, Inc. and Penta Mezzanine SBIC Fund I, L.P.
Exhibit 10.69	Warrant, dated June 30, 2015, by and between Twinlab Consolidated Holdings, Inc. and Penta Mezzanine SBIC Fund I, L.P.
Exhibit 10.70	Fourth Amendment to Note and Warrant Purchase Agreement, Limited Consent and Limited Waiver, dated as of June 30, 2015, by and between Twinlab Consolidated Holdings, Inc., Twinlab Consolidation Corporation, Twinlab Holdings, Inc., ISI Brands Inc., Twinlab Corporation, NutraScience Labs, Inc., NutraScience Labs IP Corporation and Penta Mezzanine SBIC Fund I, L.P.
Exhibit 10.71	Stock Purchase Agreement, dated as of June 30, 2015, by and between Twinlab Consolidated Holdings, Inc. and JL-BBNC Mezz Utah, LLC.
Exhibit 10.72	Warrant, dated June 30, 2015, by and between Twinlab Consolidated Holdings, Inc. and JL-BBNC Mezz Utah, LLC.
Exhibit 10.73	Third Amendment to Note and Warrant Purchase Agreement, Limited Consent and Limited Waiver, dated as of June 30, 2015, by and between Twinlab Consolidated Holdings, Inc., Twinlab Consolidation Corporation, Twinlab Holdings, Inc., ISI Brands Inc., Twinlab Corporation, NutraScience Labs, Inc., NutraScience Labs IP Corporation and JL-BBNC Mezz Utah LLC.
Exhibit 10.74	Amended and Restated Unsecured Promissory Note, dated June 30, 2015, payable by NutraScience Labs, Inc. to Nutricap Labs, LLC.
Exhibit 10.75	Payment Guaranty, made as of June 30, 2015, by Twinlab Consolidation Corporation to and for the benefit of Nutricap Labs, LLC.
Exhibit 10.76	Bill of Sale, dated June 30, 2015, by Twinlab Corporation to Essex Capital Corporation.
Exhibit 10.77	Commercial Lease Agreement, dated June 30, 2015, by and between Essex Capital Corporation and Twinlab Corporation.
Exhibit 10.78	Commercial Lease Agreement, dated June 30, 2015, by and between Essex Capital Corporation and Twinlab Corporation.
Exhibit 10.79	Warrant, dated June 30, 2015, by and between Twinlab Consolidated Holdings, Inc. and Essex Capital Corporation.

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